UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): November 15, 2013

001-33635

(Commission file number)

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

11750 Sorrento Valley Road, Suite 250
San Diego, California 92121	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 15th 2013, Cardium Therapeutics, Inc. a Delaware corporation (“Cardium”) sold its To Go Brands® business to Healthy Brands Collective® in exchange for shares of preferred stock of Healthy Brands Collective, valued at $2,500,000 and the assumption of approximately $300,000 of liabilities. The To Go Brands® business was part of the assets of the Cardium’s To Go Brands, Inc. subsidiary. That subsidiary, which will change its name, will retain the trademarks and technology relating to the MedPodium nutra-apps and nutraceutical product line and will retain its investment interest in SourceOne, a leading nutraceutical and health sciences ingredient supplier.

Healthy Brands Collective® is a fast growing private company that has acquired a portfolio of eight independent brand product platforms including Cell-nique®, Cherrybrook Kitchen®, Yumnuts®, Living Harvest/Tempt®, Bites of Bliss®, High Country Kombucha® drinks and Organics European Gourmet Bakery™ (formerly Dr. Oetker) natural and organic baking mixes. Healthy Brands expects to make additional brand acquisitions and has previously reported plans to move forward as a public company as its business advances.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)(1) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated balance sheets as of September 30, 2013 give effect to the sale of substantially all of the assets of Cardium’s To Go Brands, Inc. subsidiary as if the sale had been consummated on September 30, 2013. The following unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 31, 2012 and the nine months ended September 30, 2013 give effect to the sale of the sale of substantially all of the assets of Cardium’s To Go Brands, Inc. subsidiary as if the sale had been consummated at the beginning of those periods. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the results that actually would have occurred if the sales had taken place during such period or that may be attained in the future.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Cardium’s consolidated financial statements and notes thereto. We have prepared the unaudited pro forma condensed consolidated financial information based upon estimates and assumptions we have deemed appropriate based upon currently available information, and such estimates and assumptions are discussed in the accompanying notes. We believe that our estimates and assumptions are reasonable, and the significant effects of this sale have been properly reflected in our unaudited pro forma condensed consolidated financial statements. However, actual results will differ from the estimates and assumptions used. The unaudited condensed consolidated financial information is presented for illustrative purposes and is not designed to represent, and does not represent, what the financial position or operating results would have been had the sale of substantially all of the assets of Cardium’s To Go Brands, Inc. business been completed as of the dates assumed, nor is it intended to project Cardium’s future financial position or results of operations.

(d) Exhibits

Exhibit	Description

10.1	Asset Acquisition Agreement dated November 15, 2013 between To Go Brands, Inc. and Cell-nique Corporation.

99.1	Press Release of Cardium Therapeutics, issued on November 18, 2013

CARDIUM THERAPEUTICS, INC.

(A Development Stage Company)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

September 30, 2013

	As	Proforma	Use of		Pro Forma
	Reported	Adjustments	Proceeds	Notes	Total
				1
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$585,201	$—	$—		$585,201
Accounts receivable	105,174	(97,374)	—		7,800
Inventory, net	823,235	(463,870)	—		359,365
Prepaid expenses and other assets	332,682	(10,132)			322,550

Total current assets	1,846,292	(571,376)	—		1,274,916

Property and equipment, net	65,010	(22,131)	—		42,879
Investment	435,000	—	2,500,000		2,935,000
Technology licenses, net	1,097,511	—	—		1,097,511
Intangible assets, net	904,766	(904,766)	—		—
Goodwill	584,711	(584,711)			—
Other long term assets	195,920				195,920

TOTAL ASSETS	$5,129,210	$(2,082,984)	$2,500,000		$5,546,226

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$802,365	$(317,308)	$—		$485,057
Accrued liabilities	364,547	0	—		364,547

Current Liabilities	1,166,912	(317,308)	—		849,604

Deferred rent	11,813	—	—		11,813

TOTAL LIABILITIES	1,178,725	(317,308)	—		861,417

STOCKHOLDERS’ EQUITY

Series A Convertible Preferred Stock $0.0001 par value; 40,000,000 shares authorized 2,580.0 issued and outstanding with liquidation preferences of $1,000	0
Common stock, $0.0001 par value; 100,000,000 shares authorized; 46,930,439 shares issued and outstanding	12,956	—	—		12,956
Additional paid-in capital	106,500,753	—	—		106,500,753
Deficit accumulated during development stage	(102,563,224)	(1,765,676)	2,500,000		(101,828,900)

TOTAL STOCKHOLDERS’ EQUITY	3,950,485	(1,765,676)	2,500,000		4,684,809

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$5,129,210	$(2,082,984)	$2,500,000		$5,546,226

4

CARDIUM THERAPEUTICS, INC.

(A Development Stage Company)

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

(Unaudited)

December 31, 2012

	As	Pro Forma	Pro Forma
	Reported	Adjustments	Total
		(2)
Product Sales	$785,318	$(725,909.00)	$59,409

Cost of Goods Sold	437,065	(382,914)	54,151

Gross Profit	348,253	(342,995)	5,258

Operating Expenses
Research and development	2,621,321	(40,227.00)	2,581,094
Selling general and administrative	6,116,746	(398,761.00)	5,717,985

Total operating expenses	8,738,067	(438,988.00)	8,299,079

Loss from operations	(8,389,814)	95,993	(8,293,821)
Change in fair value of derivative liabilities	64,157		64,157
Interest income	6,595	(3.00)	6,592
Interest (expense)	(4,248)	206.00	(4,042)

Net loss	$(8,323,310)	$96,196	$(8,291,271)

Deemed dividend on Preferred Stock	—		—

Net loss applicable to common stockholders	$(8,323,310)	$96,196	$(8,291,271)
Basic and diluted per common shares
Net loss from continuing operations	$(1.41)	—	$(1.40)

Weighted average shares outstanding - Basic and diluted	5,922,717	—	5,922,717

5

CARDIUM THERAPEUTICS, INC.

(A Development Stage Company)

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

(Unaudited)

September 30, 2013

	As	Pro Forma	Pro Forma
	Reported	Adjustments	Total
		(2)
Product Sales	$1,655,342	$(1,546,142.00)	$109,200

Cost of Goods Sold	977,912	(908,753)	69,159

Gross Profit	677,430	(637,389)	40,041

Operating Expenses
Research and development	1,566,988	(114,152)	1,452,836
Selling general and administrative	5,258,129	(1,312,154)	3,945,975

Total operating expenses	6,825,117	(1,426,306)	5,398,811

Loss from operations	(6,147,687)	788,917	(5,358,770)
Interest income	217	—	217
Interest (expense)	(1,438)	667	(771)

Net loss	$(6,148,908)	$789,584	$(5,359,324)

Deemed dividend on Preferred Stock	(405,872)		(405,872)

Net loss applicable to common stockholders	$(6,554,780)	$789,584	$(5,765,196)
Basic and diluted per common shares
Net loss from continuing operations	$(0.99)	—	$(0.87)

Weighted average shares outstanding - Basic and diluted	6,595,209	—	6,595,209

6

Cardium Therapeutics, Inc.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE FISCAL QUARTER ENDING SEPTEMBER 30, 2013

(unaudited)

A.	The pro forma condensed consolidated balance sheets are computed assuming the transactions were consummated on September 30, 2013, and include adjustments that give effect to events that are directly attributed to the To Go Brands, Inc. transaction and are factually supportable regardless of whether they have a continuing impact or are nonrecurring.

Note 1	Eliminates the effect of To Go Brands Inc. on the consolidated balance sheet as if the sale had taken place at September 30, 2013 and records the $2,500,000 investment in Healthy Brands Collective.

Note 2	Eliminates the effect of To Go Brands Inc. on the consolidated statement of income as if the sale had taken place at the beginning of the period presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: November 21, 2013	By:	/s/ Dennis M. Mulroy
Dennis M. Mulroy
Chief Financial Officer